UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

Powered Brands

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39847	98-1570855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

292 Madison Avenue, Fl. 8
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 756-3508

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of a Warrant to acquire one Class A ordinary share	POWRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	POW	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	POWRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officer and Director

On August 30, 2021, the Board of Directors (the “Board”) of Powered Brands (the “Company”) appointed Mito Yamada as Chief Operating Officer of the Company and to the Board, effective immediately. Ms. Yamada will serve in the class of directors whose term expires at the Company’s first general annual meeting of stockholders.

Prior to joining the Company, Ms. Yamada, 47, served as Vice President, Global Mergers and Acquisitions of Shiseido Co Ltd, a global cosmetics and personal care company, from January 2016 until May 2021. Prior to her role at Shiseido Co Ltd, Ms. Yamada held various finance and operations roles at consumer retail companies. Ms. Yamada was Chief Operating Officer and Chief Financial Officer of DreamDry, Inc., a hair salon company, and Vice President, Financial Planning and Strategy of Bluefly, Inc., an online fashion retailer. In addition, Ms. Yamada served as Business Planning Manager at Louis Vuitton, a global luxury goods company and subsidiary of LVMH Moët Hennessy Louis Vuitton, and held client advisory roles at UBS Group AG and KPMG US LLP. Ms. Yamada has also served as an independent consumer retail and luxury goods consultant, focusing on strategy, finance and operations. Ms. Yamada holds a Bachelor of Arts in International Relations and French from Tufts University and a Master of Business Administration from New York University.

Except as described herein in this Current Report on Form 8-K, there are no arrangements or understandings between Ms. Yamada and any other person pursuant to which she was appointed as a director or Chief Operating Officer of the Company. There are no family relationships between Ms. Yamada and any director or executive officer of the Company, and Ms. Yamada is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K other than the transactions described herein in this Current Report on Form 8-K.

Yamada Employment Agreement

The Company entered into an at-will employment offer letter agreement with Ms. Yamada, dated August 30, 2021 (the “Employment Agreement”), pursuant to which Ms. Yamada would become employed as Chief Operating Officer of the Company for a term of fifteen (15) months (which may be extended by the parties for up to six (6) additional months,) or until earlier terminated as set forth in the Employment Agreement. Effective on her start date of August 30, 2021 (the “Employment Start Date”), in her position as Chief Operating Officer, Ms. Yamada is entitled to receive an annual base salary of $264,000 and is eligible to receive a performance bonus of $250,000 contingent upon the filing by the Company with the U.S. Securities and Exchange Commission of a Proxy Statement and/or Registration Statement on Form F/S-3 in connection with the Company’s initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (the “Initial Business Combination”). In connection with joining the Company, Ms. Yamada will be paid a cash bonus in an amount equal to the aggregate fair market value of 45% of the Class B ordinary shares of the Company transferred to her by the Sponsor. Additionally, Ms. Yamada is eligible to receive a one-time cash bonus equal to $100,000 if the closing price of the Company’s Class A ordinary shares is at least $11.50 per share for last twenty (20) out of thirty (30) consecutive trading days during the period commencing on the trading day after the consummation of the Company’s Initial Business Combination and ending on the six month anniversary of the consummation of the Company’s Initial Business Combination. Ms. Yamada’ base salary is subject to adjustment pursuant to the Company’s employee compensation policies in effect from time to time.

Pursuant to the Employment Agreement, the Sponsor transferred to Ms. Yamada 45,000 Class B ordinary shares of the Company on the Employment Start Date. 1/18th of the shares shall vest on August 30, 2021, and 1/18th of the shares shall vest thereafter on the first day of each month provided that the shares will become fully vested on the date of the consummation of the company’s Initial Business Combination, subject to Ms. Yamada’s continued service to the Company through each vesting date. The Sponsor will have the right to repurchase the shares (whether vested or unvested) at any time within six (6) months following her termination for cause, and at any time within sixty (60) days following her termination without cause.

Should Ms. Yamada be terminated without cause, she will be eligible for severance payment in a lump sum equal to (y) the number of days between the date of termination and the eighteen (18) month anniversary of August 30, 2021 divided by 365, multiplied by (z) her then base salary.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete Employment Agreement, which is filed as Exhibit 10.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 31, 2021, the Company issued a press release announcing the appointment of Ms. Yamada as a director and Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Agreement by and between Mito Yamada, Powered Brands, PB Management, and PB Management II, Inc., dated as of August 30, 2021.
99.1	Press Release, dated August 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2021

POWERED BRANDS

By:	/s/ Katherine Power
Name:	Katherine Power
Title:	Chief Executive Officer